UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2013

FIRST GUARANTY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Louisiana	000-52748	26-0513559
(State or other jurisdiction incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 East Thomas Street
Hammond, Louisiana	70401
(Address of principal executive offices)	(Zip Code)

(985) 345-7685
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On October 25, 2013 First Guaranty Bancshares, Inc. released its Third Quarter 2013 Report to shareholders. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Press Release October 25, 2013 captioned “FIRST GUARANTY BANCSHARES, INC. 3rd QUARTER SHAREHOLDERS' PAMPHLET”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST GUARANTY BANCSHARES, INC.

Date: October 25, 2013	By:	/s/Alton B. Lewis, Jr.
Alton B. Lewis, Jr.
Vice Chairman of the Board and
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 99.1	Press Release October 25, 2013 captioned “FIRST GUARANTY BANCSHARES, INC. 3rd QUARTER SHAREHOLDERS' PAMPHLET”.